--------------------------------------------------------------------------------
Oppenheimer
NEW JERSEY
MUNICIPAL FUND
--------------------------------------------------------------------------------
ANNUAL
REPORT

JULY 31, 2002

[GRAPHIC OMITTED]

LETTER TO SHAREHOLDERS

FUND MANAGER INTERVIEW

FINANCIAL STATEMENTS

TRUSTEES AND OFFICERS

[LOGO OMITTED]
OPPENHEIMERFUNDS[REGISTRATION MARK]
The Right Way to Invest

REPORT HIGHLIGHTS

FUND OBJECTIVE
Oppenheimer New Jersey Municipal Fund seeks as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with the preservation of capital.

CONTENTS

1  Letter to Shareholders

3  An Interview
   with Your Fund's
   Managers

7  Fund Performance

11 FINANCIAL
   STATEMENTS

29 INDEPENDENT
   AUDITORS' REPORT

30 Federal
   Income Tax
   Information

31 Trustees and Officers

36 Privacy Policy Notice

AVERAGE ANNUAL TOTAL RETURNS*

          For the 1-Year Period
          Ended 7/31/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   5.79%         0.77%
---------------------------------
Class B   4.99         -0.01
---------------------------------
Class C   4.99          3.99
---------------------------------

SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

* SEE NOTES PAGE 10 FOR FURTHER DETAILS.

LETTER TO SHAREHOLDERS


DEAR SHAREHOLDER,

As we near the end of 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. When it comes to investing, words like trust, experience and consistency have never been more meaningful.

   Recently, accounting scandals and an overall lack of investor confidence in corporate America have weakened the stock market and caused the prices of many individual securities to drop sharply during the period. On the other hand, the overall bond market has provided some positive returns and stability, helping to provide investors with a safe haven from the equity markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to invest their money.

   Despite the continued challenges, there are signs of a moderate recovery in the U.S. economy. Rooted in a combination of low inflation and little pressure on the Federal Reserve Board to raise interest rates, business conditions are slowly improving, and we believe the prospects for long-term investors look bright. With that said, we expect the economy and markets to return to historical levels and not the exaggerated growth levels that typified the late 1990s and early 2000s.

   Now more than ever, investors can see on two levels the fundamental advantage of mutual funds: diversification. Investors can diversify their portfolios by investing among several types of funds to reduce short-term risks. The right asset allocation among equity and fixed-income funds can help cushion an investor's portfolio from tough market conditions. Secondly, mutual funds, while certainly not immune to volatility and declines in either the equity or fixed-income markets, offer clear-cut advantages over direct ownership of individual securi-

[PHOTO OMITTED]
[Photo of John V. Murphy Omitted]

JOHN V. MURPHY
PRESIDENT
OPPENHEIMER
NEW JERSEY MUNICIPAL FUND


                    1 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

LETTER TO SHAREHOLDERS

ties. Because fund portfolios often contain a number of different investments, one security's poor performance usually does not have a dramatic effect on the fund as a whole.

   Your financial advisor is also an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.

   We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds THE RIGHT WAY TO INVEST.

Sincerely,

/S/ John V. Murphy

John V. Murphy
August 21, 2002




THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC. AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.


                    2 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q

HOW DID OPPENHEIMER NEW JERSEY MUNICIPAL FUND PERFORM DURING THE 12-MONTH PERIOD THAT ENDED JULY 31, 2002?

A. We're pleased with the Fund's results. The Fund's Class A annualized distribution yield at Net Asset Value was 4.58% as of July 31, 2002. The Fund generated current income well above the average 4.22% yield for its peer group of state-specific municipal bond funds. For a New Jersey investor in the 35% federal tax bracket, this was equivalent to receiving a 6.38% yield on a taxable investment. The Fund also performed well from a total return standpoint, due mostly to an emphasis on bonds in the middle of the yield curve (10- to 15-year bonds) and careful management of exposure to certain market sectors.

WHAT OTHER DEVELOPMENTS OCCURRED DURING THIS PERIOD?

The Fund received a new management team. The municipal bond portfolio management team at OppenheimerFunds' Rochester Division now oversees the day-to-day management for the Oppenheimer New Jersey Municipal Fund, effective July 1, 2002. Along with a long-time member of the Fund's former management team, the team is repositioning the Fund to bring it in line with the investment philosophy and style that have made several other Oppenheimer municipal bond funds very competitive.

HOW DID NEW JERSEY'S MUNICIPAL BOND MARKET PERFORM DURING THE PAST 12 MONTHS?

Throughout the reporting period, New Jersey's municipal market was strong. Because the state and its localities issued relatively few bonds in 1999 and 2000 than in previous years, the supply of bonds was small by historical standards. At the same time, demand for tax-exempt income--as an alternative to razor-thin

PORTFOLIO MANAGEMENT
TEAM
RON FIELDING
(PORTFOLIO MANAGER)
JERRY WEBMAN


                    3 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

yields on taxable securities and poorly performing equities -- was high. This combination of tight supply and constant demand kept prices high and stable. Bonds in the middle of the yield curve did particularly well, generally providing yields only slightly less than the yields of long-term securities (long-term securities normally have higher yields since the investment period is longer), with less volatile prices.

HOW WAS THE FUND POSITIONED IN THIS ENVIRONMENT?

When the reporting period began, the Fund had a sizable allocation to bonds in the 10- to 15-year maturity range. Since bonds with a maturity of 10 to15 years consistently had the most favorable risk-reward characteristics over the entire period, there was little need to change the maturity structure of the portfolio. Likewise, it was not necessary to make many changes to the Fund's credit composition.

   The higher-yielding bonds in the portfolio, including some in turbulent sectors like health care and airlines, had been carefully selected. So, even when most travel- and leisure-related securities suffered after September 11, the one New Jersey airline-related bond in the portfolio held up well. The price of this issue didn't fall as precipitously in late 2001 as did prices for other airline-related municipal issues, and has since recovered nicely. The issue is also backed by gate receipts from Newark Airport, which is very geographically significant to the residents of New Jersey, and by revenues from Continental Airlines, Inc., currently the nation's best-performing air carrier.

   Finally, roughly 50% of the portfolio was invested in bonds purchased years ago, when prevailing interest rates were higher. The high coupons on these long-time holdings made them strong contributors to the Fund's current income.

ONCE AGAIN, NEW JERSEY'S MUNICIPAL MARKET WAS ONE OF THE STRONGEST IN THE
NATION.


                    4 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

WHAT INVESTMENT STYLE WILL THE NEW MANAGEMENT TEAM BE APPLYING TO THE FUND?

In contrast to many municipal bond managers who invest primarily in a narrowly defined group of insured, AAA-rated bonds, we tend to seek out lesser-known issues, research them extensively, and then combine the best in ways that hedge the inherent risks. Our portfolios are very broadly diversified by credit type, geography, issuer and size of investment.

   Many investors overlook smaller, underpriced bonds -- many of which are unrated. In our years of focusing exclusively on municipal bonds, we've developed the research capabilities to measure the risks of these lesser-known bonds. What's more, our risk management tools show us how to hedge risks while maintaining adequate liquidity in a portfolio.

WHAT IS YOUR OUTLOOK FOR THE NEW JERSEY BOND MARKET AND THE FUND?

New Jersey is expected to issue several billion dollars worth of new bonds before October 2002, but this will have little effect on the Fund. The type of higher-yielding, smaller, underpriced issues that we prefer are relatively limited in New Jersey (as compared to other states), so it will take some time and effort to reposition the portfolio. We will proceed with caution, exercising the prudence that helps keep Oppenheimer New Jersey Municipal Fund an important part of THE RIGHT WAY TO INVEST.

--------------------------------
AVERAGE ANNUAL
TOTAL RETURNS WITH
SALES CHARGE
For the Periods Ended 6/30/02(1)

Class A              Since
1-Year     5-Year    Inception
--------------------------------
1.33%      3.48%     4.20%

Class B              Since
1-Year     5-Year    Inception
--------------------------------
0.58%      3.41%     4.24%

Class C              Since
1-Year     5-Year    Inception
--------------------------------
4.48%      3.73%     4.40%

--------------------------------

STANDARDIZED YIELDS(2)
For the 30 Days Ended 7/31/02
Class A              4.15%
--------------------------------
Class B              3.61
--------------------------------
Class C              3.60
--------------------------------

1. See Notes page 10 for further details.
2. Standardized yield is based on net investment income for the 30-day period ended July 31, 2002. Falling share prices will tend to artificially raise yields.


                    5 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

TOP FIVE INDUSTRIES(4)
--------------------------------------------------------------
AIRLINES                                                12.9%
--------------------------------------------------------------
HIGHER EDUCATION                                        11.8
--------------------------------------------------------------
MUNICIPAL LEASES                                        11.4
--------------------------------------------------------------
GENERAL OBLIGATION                                      11.0
--------------------------------------------------------------
ADULT LIVING FACILITIES                                 10.9
--------------------------------------------------------------


-------------------------
CREDIT ALLOCATION(3)

[GRAPHIC OMITTED]

o AAA             52.6%
o AA               3.3
o A                8.6
o BBB             12.3
o BB              12.2
o B                0.8
o C                1.4
o Not Rated        8.8
--------------------------


3. Portfolio is subject to change. Percentages are as of July 31, 2002, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings given above have been assigned by the Fund's investment advisor for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.
4. Portfolio is subject to change. Percentages are as of July 31, 2002, and are based on total market value of investments.


                    6 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION, BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED JULY 31, 2002, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. The 12-month period that ended July 31, 2002, was a positive period for Oppenheimer New Jersey Municipal Fund, which outdistanced the average New Jersey tax-exempt fund on both a total return and current-yield basis. An emphasis on securities maturing in 10 to 15 years was one reason for the Fund's outperformance. Throughout the period, 10- to 15-year bonds provided the best combination of yield and price stability. Individual bond selection also played a significant role, as the Fund managed to reap higher yields in several troubled sectors while avoiding much of the price depreciation that occurred in those areas. Finally, the presence in the portfolio of a large number of bonds that were purchased years ago in a higher interest-rate environment added to current income and reduced portfolio volatility. A new management team took charge of the Fund on July 1, 2002. The team comprises one long-time member of the Fund's previous management group, plus several experienced municipal bond managers at OppenheimerFunds' Rochester Division.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2002. In the case of Class A and Class B shares, performance is measured from inception of those classes on March 1, 1994. In the case of Class C shares, performance is measured from inception of the Class on August 29, 1995. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

   The Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and the data in the graphs that follow does not show the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index and do not include all the securities in the index.


                    7 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

  Date            Oppenheimer       Lehman
                    New Jersey     Brothers
                     Municipal    Municipal
                Fund (Class A)   Bond Index

   03/01/1994            9,525       10,000
   03/31/1994            9,143        9,593
   06/30/1994            9,138        9,698
   09/30/1994            9,202        9,765
   12/31/1994            9,084        9,625
   03/31/1995            9,703       10,305
   06/30/1995            9,900       10,554
   09/30/1995           10,055       10,857
   12/31/1995           10,394       11,305
   03/31/1996           10,397       11,169
   06/30/1996           10,485       11,255
   07/31/1996(1)        10,581       11,357
   10/31/1996           10,815       11,643
   01/31/1997           10,965       11,828
   04/30/1997           11,053       11,876
   07/31/1997           11,638       12,521
   10/31/1997           11,726       12,632
   01/31/1998           12,137       13,024
   04/30/1998           12,042       12,981
   07/31/1998           12,332       13,271
   10/31/1998           12,659       13,644
   01/31/1999           12,916       13,890
   04/30/1999           12,883       13,883
   07/31/1999           12,525       13,653
   10/31/1999           11,792       13,403
   01/31/2000           11,583       13,386
   04/30/2000           11,866       13,755
   07/31/2000           12,216       14,242
   10/31/2000           12,432       14,543
   01/31/2001           12,947       15,164
   04/30/2001           12,948       15,182
   07/31/2001           13,488       15,677
   10/31/2001           13,689       16,071
   01/31/2002           13,613       16,059
   04/30/2002           13,834       16,245
   07/31/2002           14,270       16,729


AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES OF THE FUND AT 7/31/02(2)
1-YEAR 0.77%     5-YEAR 3.15%     SINCE INCEPTION 4.32%

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:


   Date            Oppenheimer       Lehman
                    New Jersey     Brothers
                     Municipal    Municipal
                Fund (Class B)   Bond Index

   03/01/1994           10,000       10,000
   03/31/1994            9,570        9,593
   06/30/1994            9,554        9,698
   09/30/1994            9,601        9,765
   12/31/1994            9,461        9,625
   03/31/1995           10,087       10,305
   06/30/1995           10,282       10,554
   09/30/1995           10,414       10,857
   12/31/1995           10,746       11,305
   03/31/1996           10,728       11,169
   06/30/1996           10,808       11,255
   07/31/1996(1)        10,890       11,357
   10/31/1996           11,110       11,643
   01/31/1997           11,243       11,828
   04/30/1997           11,313       11,876
   07/31/1997           11,889       12,521
   10/31/1997           11,956       12,632
   01/31/1998           12,363       13,024
   04/30/1998           12,233       12,981
   07/31/1998           12,514       13,271
   10/31/1998           12,822       13,644
   01/31/1999           13,047       13,890
   04/30/1999           12,989       13,883
   07/31/1999           12,615       13,653
   10/31/1999           11,865       13,403
   01/31/2000           11,621       13,386
   04/30/2000           11,910       13,755
   07/31/2000           12,262       14,242
   10/31/2000           12,478       14,543
   01/31/2001           12,995       15,164
   04/30/2001           12,996       15,182
   07/31/2001           13,538       15,677
   10/31/2001           13,740       16,071
   01/31/2002           13,664       16,059
   04/30/2002           13,885       16,245
   07/31/2002           14,322       16,729


AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES OF THE FUND AT 7/31/02(2)
1-YEAR -0.01%     5-YEAR 3.08%     SINCE INCEPTION 4.36%

1. The Fund changed its fiscal year from December 31 to July 31.
2. See page 10 for further details.



                    8 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:


   Date            Oppenheimer       Lehman
                    New Jersey     Brothers
                     Municipal    Municipal
                Fund (Class C)   Bond Index

  08/29/1995           10,000        10,000
  09/30/1995           10,076        10,063
  12/31/1995           10,407        10,479
  03/31/1996           10,396        10,353
  06/30/1996           10,463        10,432
  07/31/1996(1)        10,541        10,526
  10/31/1996           10,752        10,791
  01/31/1997           10,889        10,963
  04/30/1997           10,944        11,008
  07/31/1997           11,501        11,605
  10/31/1997           11,566        11,708
  01/31/1998           11,959        12,072
  04/30/1998           11,833        12,032
  07/31/1998           12,105        12,301
  10/31/1998           12,402        12,647
  01/31/1999           12,620        12,874
  04/30/1999           12,564        12,868
  07/31/1999           12,202        12,655
  10/31/1999           11,466        12,423
  01/31/2000           11,241        12,407
  04/30/2000           11,495        12,750
  07/31/2000           11,812        13,201
  10/31/2000           11,998        13,480
  01/31/2001           12,471        14,055
  04/30/2001           12,460        14,072
  07/31/2001           12,944        14,531
  10/31/2001           13,112        14,896
  01/31/2002           13,027        14,884
  04/30/2002           13,213        15,057
  07/31/2002           13,591        15,506


AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 7/31/02(2)
1-YEAR 3.99%     5-YEAR 3.39%     SINCE INCEPTION 4.53%

THE PERFORMANCE INFORMATION FOR THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IN THE GRAPHS BEGINS ON 2/28/94 FOR CLASS A AND CLASS B, AND BEGINS ON 8/31/95 FOR CLASS C.
PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN
TO SCALE.


                    9 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES

IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares of the Fund were first publicly offered on 3/1/94. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

CLASS B shares of the Fund were first publicly offered on 3/1/94. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                    10 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS  JULY 31, 2002

                                                        RATINGS:
                                                     MOODY'S/S&P      PRINCIPAL    MARKET VALUE
                                                     (UNAUDITED)         AMOUNT      SEE NOTE 1
===============================================================================================
MUNICIPAL BONDS AND NOTES--99.5%
-----------------------------------------------------------------------------------------------
NEW JERSEY--79.3%
-----------------------------------------------------------------------------------------------
Atlantic City, NJ REF COP, Public Facilities Lease
Agreement, FGIC Insured, 6%, 3/1/13                      Aaa/AAA     $2,000,000     $ 2,339,480
-----------------------------------------------------------------------------------------------
Brick Township, NJ MUD RB, FGIC Insured, 5%, 12/1/32      Aaa/NR      1,000,000       1,002,810
-----------------------------------------------------------------------------------------------
Delaware River POAU RRB, PA & NJ Port District
Project, Series B, FSA Insured, 5.10%, 1/1/19            Aaa/AAA      1,000,000       1,039,450
-----------------------------------------------------------------------------------------------
Delaware River, NJ & PA POAU RB, FSA Insured,
6%,1/1/18                                                Aaa/AAA      2,000,000       2,259,240
-----------------------------------------------------------------------------------------------
East Orange, NJ BOE COP, FSA Insured, Zero Coupon,
5.20%, 2/1/27(1)                                         Aaa/AAA        400,000         113,556
-----------------------------------------------------------------------------------------------
Freehold, NJ Regional High SDI REF GOUN, FGIC
Insured, 5%, 3/1/15                                      Aaa/AAA        750,000         808,537
-----------------------------------------------------------------------------------------------
Hudson Cnty., NJ SW System Improvement Authority
RRB, Series 1, 6%, 1/1/29                                NR/BBB-      1,000,000         952,930
-----------------------------------------------------------------------------------------------
Lopatcong Township, NJ BOE GOUN, FSA Insured,
5.70%, 7/15/19                                           Aaa/AAA        635,000         729,126
-----------------------------------------------------------------------------------------------
Middlesex Cnty., NJ Improvement Authority
Utility System RRB, Perth Amboy Franchise Project,
Series B, AMBAC Insured, Zero Coupon, 5.63%, 9/1/21(1)   Aaa/AAA      4,500,000       1,738,935
-----------------------------------------------------------------------------------------------
Newark, NJ GOB, School Qualified Bond Act, MBIA
Insured, 5.30%, 9/1/08                                   Aaa/AAA      1,000,000       1,115,740
-----------------------------------------------------------------------------------------------
NJ EDAU ED RB, United Methodist Homes, 5.75%, 7/1/29     NR/BBB-      1,250,000       1,146,262
-----------------------------------------------------------------------------------------------
NJ EDAU GOLB, School Facilities Construction,
Series A, AMBAC Insured, 5.50%, 6/15/13                  Aaa/AAA      1,500,000       1,698,855
-----------------------------------------------------------------------------------------------
NJ EDAU PC RB, Public Service Electric & Gas Co.
Project, Series A, MBIA Insured, 6.40%, 5/1/32           Aaa/AAA        500,000         523,900
-----------------------------------------------------------------------------------------------
NJ EDAU RB, Masonic Charity Foundation Project,
5.50%, 6/1/31                                              NR/A+      1,000,000       1,034,170
-----------------------------------------------------------------------------------------------
NJ EDAU RB, Masonic Charity Foundation Project,
6%, 6/1/25                                                 NR/A+        750,000         817,455
-----------------------------------------------------------------------------------------------
NJ EDAU RB, Transportation Project Sublease, Series A,
FSA Insured, 5.75%, 5/1/09                               Aaa/AAA      1,000,000       1,137,710
-----------------------------------------------------------------------------------------------
NJ EDAU Retirement Community RB, Cedar Crest
Village, Inc. Facilities, Series A, 7.25%, 11/15/21        NR/NR      2,000,000       2,006,860
-----------------------------------------------------------------------------------------------
NJ EDAU Retirement Community RB, Seabrook
Village, Inc., Series A, 8%, 11/15/15                      NR/NR      2,100,000       2,226,966
-----------------------------------------------------------------------------------------------
NJ EDAU RRB, Franciscan Oaks Project, 5.60%, 10/1/12       NR/NR      1,500,000       1,437,300
-----------------------------------------------------------------------------------------------
NJ EDAU RRB, Franciscan Oaks Project, 5.75%, 10/1/23(2)    NR/NR      2,000,000       1,729,840
-----------------------------------------------------------------------------------------------
NJ EDAU RRB, United Methodist Homes, 5.125%, 7/1/25      NR/BBB-      1,000,000         847,750
-----------------------------------------------------------------------------------------------
NJ EDAU SPF RB, Continental Airlines, Inc. Project,
6.25%, 9/15/19                                             B3/B+      3,025,000       2,499,043
-----------------------------------------------------------------------------------------------
NJ EDAU SPF RB, Continental Airlines, Inc. Project,
6.40%, 9/15/23                                             B3/B+      1,000,000         820,570
-----------------------------------------------------------------------------------------------
NJ EDAU Water Facilities RB, American Water Co., Inc.
Project, Series A, FGIC Insured, 6.875%, 11/1/34         Aaa/AAA        500,000         555,305
-----------------------------------------------------------------------------------------------

                    11 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued

                                                            RATINGS:
                                                         MOODY'S/S&P      PRINCIPAL     MARKET VALUE
                                                         (UNAUDITED)         AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------------------------------
 NEW JERSEY Continued
----------------------------------------------------------------------------------------------------
 NJ EDLFA RB, Fairleigh Dickinson University, Series G,
 5.70%, 7/1/28                                                 NR/NR     $  250,000      $   239,458
----------------------------------------------------------------------------------------------------
 NJ EDLFA RB, Princeton University, Series E, 5%, 7/1/18     Aaa/AAA      3,460,000        3,577,502
----------------------------------------------------------------------------------------------------
 NJ EDLFA RRB, Monmouth University, Series C,
 5.80%, 7/1/22                                              Baa1/BBB      2,000,000        2,079,820
----------------------------------------------------------------------------------------------------
 NJ EDLFA RRB, Princeton University, Series H,
 5.25%, 7/1/26                                               Aaa/AAA      1,000,000        1,028,310
----------------------------------------------------------------------------------------------------
 NJ EDLFA RRB, Rider University, 5%, 7/1/17                    NR/AA      1,000,000        1,043,270
----------------------------------------------------------------------------------------------------
 NJ HCF FAU RB, Columbus Hospital, Series A,
 7.50%, 7/1/21                                                B2/CCC      1,800,000        1,432,278
----------------------------------------------------------------------------------------------------
 NJ HCF FAU RB, Robert Wood Johnson University
 Hospital, 5.75%, 7/1/25                                       A1/A+      1,000,000        1,052,830
----------------------------------------------------------------------------------------------------
 NJ HCF FAU RB, St. Joseph's Hospital & Medical
 Center, Series A, 6%, 7/1/26                                 NR/AAA        750,000          797,393
----------------------------------------------------------------------------------------------------
 NJ HCF FAU RRB, Atlantic City Medical Center,
 5.75%, 7/1/25                                                 A3/A-      1,000,000        1,023,850
----------------------------------------------------------------------------------------------------
 NJ HEAA Student Loan RB, Series A, MBIA Insured,
 6%, 6/1/15                                                  Aaa/AAA      1,000,000        1,094,690
----------------------------------------------------------------------------------------------------
 NJ Mtg. & HFA MH RB, Series A, AMBAC Insured,
 6.25%, 5/1/28                                               Aaa/AAA      1,000,000        1,053,160
----------------------------------------------------------------------------------------------------
 NJ Mtg. & HFA RB, Home Buyer, Series J, MBIA Insured,
 6.20%, 10/1/25                                              Aaa/AAA        190,000          196,380
----------------------------------------------------------------------------------------------------
 NJ Mtg. & HFA RRB, Series 1, 6.70%, 11/1/28                   NR/A+          5,000            5,131
----------------------------------------------------------------------------------------------------
 NJ Mtg. HAU RB, Series U, 5.75%, 4/1/18                     Aaa/AAA      1,000,000        1,048,590
----------------------------------------------------------------------------------------------------
 NJ North Hudson Sewer Authority RRB, Series A,
 MBIA Insured, Zero Coupon, 5.39%, 8/1/20(1)                  Aaa/NR      5,000,000        2,064,500
----------------------------------------------------------------------------------------------------
 NJ SUEFS RB, Rowan University, Series B, FGIC Insured,
 5.25%, 7/1/14                                               Aaa/AAA      1,000,000        1,078,790
----------------------------------------------------------------------------------------------------
 NJ SUEFS RB, Rowan University, Series B, FGIC Insured,
 5.25%, 7/1/15                                               Aaa/AAA      1,000,000        1,071,800
----------------------------------------------------------------------------------------------------
 NJ Transportation COP, Series 15, AMBAC Insured,
 Inverse Floater, 8.85%, 9/15/14(3,4)                         NR/AAA      2,500,000        3,362,400
----------------------------------------------------------------------------------------------------
 NJ Transportation Trust Fund Authority RB,
 Transportation System, Series A, 5.50%, 6/15/12             Aa3/AA-      1,000,000        1,130,450
----------------------------------------------------------------------------------------------------
 NJ TUAU RRB, Series C, 6.50%, 1/1/16                          A3/A-        950,000        1,152,113
----------------------------------------------------------------------------------------------------
 NJ TUAU RRB, Series C, MBIA Insured, 6.50%, 1/1/09          Aaa/AAA      1,000,000        1,172,610
----------------------------------------------------------------------------------------------------
 NJ TUAU RRB, Series C, MBIA Insured, 6.50%, 1/1/16          Aaa/AAA      1,500,000        1,843,230
----------------------------------------------------------------------------------------------------
 NJ University of Medicine & Dentistry RB, Series A,
 AMBAC Insured, 5%, 12/1/31                                  Aaa/AAA      1,000,000        1,003,540
----------------------------------------------------------------------------------------------------
 Passaic Valley, NJ Sewer System Commissioners
 GOUN, Series E, AMBAC Insured, 5.625%, 12/1/17               Aaa/NR      3,095,000        3,394,534
----------------------------------------------------------------------------------------------------
 Paterson, NJ Public SDI COP, 5.75%, 11/1/19                  Aaa/NR      2,000,000        2,199,440
----------------------------------------------------------------------------------------------------
 PAUNYNJ Consolidated RB, 94th Series, 6%, 12/1/14            A1/AA-        200,000          210,294
----------------------------------------------------------------------------------------------------
 PAUNYNJ RRB, Delta Airlines, Inc. Project, Series 1R,
 6.95%, 6/1/08                                                Ba3/BB      5,055,000        5,017,896
----------------------------------------------------------------------------------------------------

                    12 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

                                                            RATINGS:
                                                         MOODY'S/S&P      PRINCIPAL     MARKET VALUE
                                                         (UNAUDITED)         AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------------------------------
 PAUNYNJ SPO RB, JFK International Air Terminal Project,
 Series 6, MBIA Insured, 7%, 12/1/12                         Aaa/AAA     $2,000,000      $ 2,412,160
----------------------------------------------------------------------------------------------------
 PAUNYNJ SPO RRB, KIAC-4 Special Project, Fifth
 Installment, 6.75%, 10/1/19                                   NR/NR        955,000          987,642
----------------------------------------------------------------------------------------------------
 Salem Cnty., NJ PCFAU RRB, PSEG Power Project,
 Series A, 5.75%, 4/1/31                                    Baa1/BBB      1,000,000        1,008,710
----------------------------------------------------------------------------------------------------
 South Brunswick, NJ GOB, FGIC Insured, 5.625%, 12/1/19      Aaa/AAA      2,330,000        2,669,574
----------------------------------------------------------------------------------------------------
 South Brunswick, NJ GOB, FGIC Insured, 5.625%, 12/1/20      Aaa/AAA      1,385,000        1,586,850
----------------------------------------------------------------------------------------------------
 West Orange, NJ BOE COP, MBIA Insured, 5.625%, 10/1/19       Aaa/NR      2,500,000        2,707,050
                                                                                         -----------
                                                                                          82,328,035

----------------------------------------------------------------------------------------------------
 U.S. POSSESSIONS--20.2%
----------------------------------------------------------------------------------------------------
 Guam PAU RB, Prerefunded, Series A, 6.30%, 10/1/22           NR/AAA        185,000          190,221
----------------------------------------------------------------------------------------------------
 PR Childrens Trust Fund Asset-Backed RB, 6%, 7/1/26           Aa3/A      1,000,000        1,048,350
----------------------------------------------------------------------------------------------------
 PR CMWLTH GOUN, Public Improvement, FSA Insured,
 5.25%, 7/1/18                                               Aaa/AAA        875,000          962,089
----------------------------------------------------------------------------------------------------
 PR CMWLTH HTAU RB, Series Y, 5%, 7/1/36                      Baa1/A      1,000,000          988,200
----------------------------------------------------------------------------------------------------
 PR Industrial, Tourist, Educational, Medical &
 Environmental Control Facilities RB, Cogen Facilities
 AES Puerto Rico Project, 6.625%, 6/1/26                     Baa2/NR        965,000          994,452
----------------------------------------------------------------------------------------------------
 PR Industrial, Tourist, Educational, Medical &
 Environmental Control Facilities RB, Polytechnic
 University Project, Series A, 5.50%, 8/1/24                 NR/BBB-         35,000           33,370
----------------------------------------------------------------------------------------------------
 PR Industrial, Tourist, Educational, Medical &
 Environmental Control Facilities RB, Polytechnic
 University Project, Series A, 6.50%, 8/1/24(2)              NR/BBB-        375,000          389,719
----------------------------------------------------------------------------------------------------
 PR Municipal FAU GOB, Inverse Floater, 9.682%, 8/1/13(3,4)    NR/NR      1,075,000        1,347,179
----------------------------------------------------------------------------------------------------
 PR Municipal FAU GOB, Inverse Floater, 9.682%, 8/1/15(3,4)    NR/NR      1,000,000        1,279,710
----------------------------------------------------------------------------------------------------
 PR POAU RB, SPF American Airlines, Inc., Series A,
 6.25%, 6/1/26(2)                                             B1/BB-      6,400,000        4,953,920
----------------------------------------------------------------------------------------------------
 PR POAU RB, SPF American Airlines, Inc., Series A,
 6.30%, 6/1/23                                                B1/BB-        110,000           86,807
----------------------------------------------------------------------------------------------------
 PR Public Buildings Authority RRB, Government
 Facilities, Series C, 5.50%, 7/1/16                         Baa1/A-      1,000,000        1,111,880
----------------------------------------------------------------------------------------------------
 PR Public Finance Corp. RB, CMWLTH Appropriations,
 Series E, 5.50%, 8/1/29                                   Baa3/BBB+      1,000,000        1,037,520
----------------------------------------------------------------------------------------------------
 University of Virgin Islands BOE RB, Series A,
 5.75%, 12/1/13                                                 NR/A        620,000          673,401
----------------------------------------------------------------------------------------------------
 University of Virgin Islands RB, Series A, 6%, 12/1/24         NR/A      1,000,000        1,045,310
----------------------------------------------------------------------------------------------------
 Virgin Islands HFA SFM RRB, Series A,
 6.50%, 3/1/25                                                NR/AAA        135,000          139,239
----------------------------------------------------------------------------------------------------
 Virgin Islands PFAU RB, Sub. Lien, Series E, 6%, 10/1/22      NR/NR      1,500,000        1,497,240
----------------------------------------------------------------------------------------------------
 Virgin Islands PFAU RRB, Gross Receipts Tax Loan Nts.,
 Series A, 6.375%, 10/1/19                                   NR/BBB-      1,515,000        1,674,529




                    13 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued

                                                            RATINGS:
                                                         MOODY'S/S&P      PRINCIPAL     MARKET VALUE
                                                         (UNAUDITED)         AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------------------------------
 U.S. POSSESSIONS Continued
----------------------------------------------------------------------------------------------------
 Virgin Islands Water & PAU Electric Systems RRB,
 5.375%, 7/1/10                                                NR/NR     $1,470,000     $  1,556,833
                                                                                        ------------
                                                                                          21,009,969

----------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $97,350,452)                                99.5%     103,338,004
----------------------------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                                                0.5          519,089
                                                                         ---------------------------
 NET ASSETS                                                                   100.0%    $103,857,093
                                                                         ===========================



FOOTNOTES TO STATEMENT OF INVESTMENTS

To simplify the listing of securities, abbreviations are used per the table below:

BOE     Board of Education
CMWLTH  Commonwealth
COP     Certificates of Participation
ED      Economic Development
EDAU    Economic Development Authority
EDLFA   Educational Facilities Authority
FAU     Finance Authority
GOB     General Obligation Bonds
GOLB    General Obligation Ltd. Bonds
GOUN    General Obligation Unlimited Nts.
HAU     Housing Authority
HCF     Health Care Facilities
HEAA    Higher Education Assistance Agency
HFA     Housing Finance Agency/Authority
HTAU    Highway & Transportation Authority
MH      Multifamily Housing
MUD     Municipal Utility District
PAU     Power Authority
PAUNYNJ Port Authority of New York & New Jersey
PC      Pollution Control
PCFAU   Pollution Control Finance Authority
PFAU    Public Finance Authority
POAU    Port Authority
RB      Revenue Bonds
REF     Refunding
RRB     Revenue Refunding Bonds
SDI     School District
SFM     Single Family Mtg.
SPO     Special Obligations
SUEFS   State University Educational Facilities System
SW      Solid Waste
TUAU    Turnpike Authority

1. Zero coupon bond reflects effective yield on the date of purchase.
2. When-issued security to be delivered and settled after July 31, 2002.
3. Represents the current interest rate for a variable rate bond known as an "inverse floater." See Note 1 of Notes to Financial Statements.
4. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.



                    14 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

DISTRIBUTION OF INVESTMENTS REPRESENTING INDUSTRY DIVERSIFICATION, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

 INDUSTRY DIVERSIFICATION                          MARKET VALUE          PERCENT
--------------------------------------------------------------------------------
 Airlines                                          $ 13,378,236            12.9%
 Higher Education                                    12,221,019            11.8
 Municipal Leases                                    11,746,080            11.4
 General Obligation                                  11,389,123            11.0
 Adult Living Facilities                             11,246,604            10.9
 Highways/Railways                                    9,585,293             9.3
 Sewer Utilities                                      5,459,034             5.3
 Electric Utilities                                   4,731,957             4.6
 Hospital/Health Care                                 4,306,351             4.2
 Sales Tax Revenue                                    4,209,289             4.1
 Marine/Aviation Facilities                           2,622,454             2.5
 Water Utilities                                      2,294,240             2.2
 Special Assessment                                   2,160,230             2.1
 Education                                            1,965,364             1.9
 Pollution Control                                    1,532,610             1.5
 Single Family Housing                                1,384,209             1.3
 Student Loans                                        1,094,690             1.1
 Multifamily Housing                                  1,058,291             1.0
 Resource Recovery                                      952,930             0.9
                                                   -----------------------------
 Total                                             $103,338,004           100.0%
                                                   =============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    15 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  July 31, 2002

====================================================================================================================================
 ASSETS
 Investments, at value (cost $97,350,452)--see accompanying statement                                                  $103,338,004
------------------------------------------------------------------------------------------------------------------------------------
 Cash                                                                                                                     1,213,329
------------------------------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold (including $10,000 sold on a when-issued basis)                                                         4,086,683
 Interest                                                                                                                 1,302,613
 Shares of beneficial interest sold                                                                                         212,094
 Other                                                                                                                        1,556
                                                                                                                       -------------
 Total assets                                                                                                           110,154,279

====================================================================================================================================
 LIABILITIES
 Payables and other liabilities:
 Investments purchased on a when-issued basis                                                                             5,892,019
 Dividends                                                                                                                  243,090
 Shares of beneficial interest redeemed                                                                                      90,690
 Shareholder reports                                                                                                         22,726
 Distribution and service plan fees                                                                                          12,632
 Trustees' compensation                                                                                                      18,199
 Transfer and shareholder servicing agent fees                                                                                9,513
 Other                                                                                                                        8,317
                                                                                                                       -------------
 Total liabilities                                                                                                        6,297,186

====================================================================================================================================
 NET ASSETS                                                                                                            $103,857,093
                                                                                                                       =============

====================================================================================================================================
 COMPOSITION OF NET ASSETS
 Paid-in capital                                                                                                       $107,664,035
------------------------------------------------------------------------------------------------------------------------------------
 Undistributed net investment income                                                                                         86,147
------------------------------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                                                                (9,880,641)
------------------------------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                                                               5,987,552
                                                                                                                       -------------
 NET ASSETS                                                                                                            $103,857,093
                                                                                                                       =============

====================================================================================================================================
 NET ASSET VALUE PER SHARE
 Class A Shares:
 Net asset value and redemption price per share (based on net assets
 of $47,305,151 and 4,305,941 shares of beneficial interest outstanding)                                                     $10.99
 Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)                             $11.54
------------------------------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $43,887,934
 and 3,990,682 shares of beneficial interest outstanding)                                                                    $11.00
------------------------------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,664,008
 and 1,152,102 shares of beneficial interest outstanding)                                                                    $10.99

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    16 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2002

====================================================================================================================================
 INVESTMENT INCOME
 Interest                                                                                                               $ 5,188,445

------------------------------------------------------------------------------------------------------------------------------------
 EXPENSES
 Management fees                                                                                                            564,760
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                                                     60,527
 Class B                                                                                                                    372,492
 Class C                                                                                                                     88,383
------------------------------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                                                               70,114
------------------------------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                                                  9,271
------------------------------------------------------------------------------------------------------------------------------------
 Other                                                                                                                       16,404
                                                                                                                        ------------
 Total expenses                                                                                                           1,181,951
 Less reduction to custodian expenses                                                                                        (9,271)
 Less voluntary waiver of expenses                                                                                         (188,255)
                                                                                                                        ------------
 Net expenses                                                                                                               984,425

====================================================================================================================================
 NET INVESTMENT INCOME                                                                                                    4,204,020

====================================================================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized loss on:
 Investments                                                                                                               (504,897)
 Closing of futures contracts                                                                                              (319,346)
                                                                                                                        ------------
 Net realized loss                                                                                                         (824,243)

====================================================================================================================================
 Net change in unrealized appreciation on investments                                                                     1,576,648
                                                                                                                        ------------
 Net realized and unrealized gain                                                                                           752,405


------------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                   $ 4,956,425
                                                                                                                        ============

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    17 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

 YEAR ENDED JULY 31,                                                                                   2002                    2001
====================================================================================================================================
 OPERATIONS
 Net investment income                                                                         $  4,204,020             $ 3,711,180
------------------------------------------------------------------------------------------------------------------------------------
 Net realized loss                                                                                 (824,243)             (1,592,409)
------------------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                                                            1,576,648               5,484,560
                                                                                                ------------------------------------
 Net increase in net assets resulting from operations                                             4,956,425               7,603,331

====================================================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income:
 Class A                                                                                         (2,023,988)             (1,765,488)
 Class B                                                                                         (1,645,824)             (1,516,793)
 Class C                                                                                           (388,173)               (303,732)

====================================================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
 Net increase in net assets resulting from beneficial interest transactions:
 Class A                                                                                          7,709,022               5,441,476
 Class B                                                                                          4,357,265               1,989,316
 Class C                                                                                          3,921,841               1,105,845

====================================================================================================================================
 NET ASSETS

 Total increase                                                                                  16,886,568              12,553,955
------------------------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                                             86,970,525              74,416,570
                                                                                               -------------------------------------
 End of period [including undistributed (overdistributed) net
 investment income of $86,147 and $(59,888), respectively]                                     $103,857,093             $86,970,525
                                                                                               =====================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    18 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

 CLASS A       YEAR ENDED JULY 31,                      2002             2001             2000             1999             1998
====================================================================================================================================
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                 $10.89           $10.36           $11.21           $11.58           $11.54
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                   .53              .55              .53              .55              .58
 Net realized and unrealized gain (loss)                 .08              .51             (.82)            (.36)             .09
                                                      ------------------------------------------------------------------------------
 Total from investment operations                        .61             1.06             (.29)             .19              .67
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                   (.51)            (.53)            (.55)            (.55)            (.59)
 Distributions from net realized gain                     --               --             (.01)            (.01)            (.04)
                                                      ------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                        (.51)            (.53)            (.56)            (.56)            (.63)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $10.99           $10.89           $10.36           $11.21           $11.58
                                                      ==============================================================================

====================================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                    5.79%           10.42%           (2.47)%           1.57%            5.96%

====================================================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)            $47,305          $39,185          $31,937          $42,289          $33,060
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $42,809          $35,710          $35,286          $38,999          $24,909
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                  4.88%            5.08%            5.26%            4.71%            4.94%
 Expenses                                               0.84%            0.87%            1.09%            1.10%            1.14%(3)
 Expenses, net of voluntary waiver of expenses
 and/or reduction to custodian expenses                 0.63%            0.67%            0.79%            0.63%            0.38%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  26%              27%             101%              70%              46%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                    19 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued

 CLASS B       YEAR ENDED JULY 31,                      2002             2001             2000             1999             1998
====================================================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                 $10.90           $10.37           $11.21           $11.58           $11.53
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                   .45              .47              .47              .47              .50
 Net realized and unrealized gain (loss)                 .08              .51             (.83)            (.37)             .09
                                                     -------------------------------------------------------------------------------
 Total from investment operations                        .53              .98             (.36)             .10              .59
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                   (.43)            (.45)            (.47)            (.46)            (.50)
 Distributions from net realized gain                     --               --             (.01)            (.01)            (.04)
                                                     -------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                        (.43)            (.45)            (.48)            (.47)            (.54)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $11.00           $10.90           $10.37           $11.21           $11.58
                                                     ===============================================================================

====================================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                    4.99%            9.58%           (3.11)%           0.81%            5.25%


====================================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)            $43,888          $39,164          $35,338          $44,322          $33,062
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $41,532          $36,447          $38,064          $39,842          $25,556
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                  4.12%            4.34%            4.50%            3.96%            4.17%
 Expenses                                               1.60%            1.62%            1.85%            1.85%            1.89%(3)
 Expenses, net of voluntary waiver of expenses
 and/or reduction to custodian expenses                 1.39%            1.42%            1.55%            1.38%            1.14%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  26%              27%             101%              70%              46%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    20 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

 CLASS C       YEAR ENDED JULY 31,                      2002             2001             2000             1999             1998
====================================================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                 $10.89           $10.36           $11.21           $11.58           $11.53
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                   .44              .47              .46              .46              .50
 Net realized and unrealized gain (loss)                 .09              .51             (.83)            (.36)             .09
                                                     -------------------------------------------------------------------------------
 Total from investment operations                        .53              .98             (.37)             .10              .59
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                   (.43)            (.45)            (.47)            (.46)            (.50)
 Distributions from net realized gain                     --               --             (.01)            (.01)            (.04)
                                                     -------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                        (.43)            (.45)            (.48)            (.47)            (.54)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $10.99           $10.89           $10.36           $11.21           $11.58
                                                     ===============================================================================

====================================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                    4.99%            9.59%           (3.20)%           0.81%            5.24%

====================================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)            $12,664          $ 8,622          $ 7,142          $ 9,732          $ 6,463
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $ 9,831          $ 7,301          $ 8,198          $ 8,483          $ 3,631
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                  4.10%            4.33%            4.51%            3.96%            4.20%
 Expenses                                               1.60%            1.62%            1.85%            1.85%            1.92%(3)
 Expenses, net of voluntary waiver of expenses
 and/or reduction to custodian expenses                 1.39%            1.42%            1.55%            1.38%            1.12%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  26%              27%             101%              70%              46%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                    21 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer New Jersey Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
   The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its commitments. These transactions of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. As of July 31, 2002, the Fund had entered into when-issued purchase commitments of $5,892,019 and when-issued sale commitments of $10,000.


                    22 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $5,989,289 as of July 31, 2002. Including the effect of leverage, inverse floaters represent 7.22% of the Fund's total assets as of July 31, 2002.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

As of July 31, 2002, the Fund had approximately $304,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.

As of July 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                            EXPIRING
                            ------------------------
                            2008          $1,327,407
                            2009           6,697,851
                            2010           1,551,532
                                          ----------
                            Total         $9,576,790
                                          ==========
--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2002, the Fund's projected benefit obligations were increased by $1,892 and payments of $2,241 were made to retired trustees, resulting in an accumulated liability of $17,945 as of July 31, 2002.
   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation


                    23 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued
deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2002 and July 31, 2001 was as follows:

                                                    YEAR ENDED        YEAR ENDED
                                                 JULY 31, 2002     JULY 31, 2001
                 ---------------------------------------------------------------
                 Distributions paid from:
                 Exempt-interest dividends          $4,057,985        $3,586,013
                 Long-term capital gain                     --                --
                 Return of capital                          --                --
                                                    ----------------------------
                 Total                              $4,057,985        $3,586,013
                                                    ============================

As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Undistributed net investment income     $    86,147
                 Accumulated net realized loss            (9,880,641)
                 Net unrealized appreciation               5,987,552
                                                         ------------
                 Total                                   $(3,806,942)
                                                         ============
--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                    24 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

================================================================================
2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                     YEAR ENDED JULY 31, 2002        YEAR ENDED JULY 31, 2001
                                      SHARES           AMOUNT         SHARES           AMOUNT
----------------------------------------------------------------------------------------------
 CLASS A
 Sold                              1,270,051      $13,768,956      1,198,172      $12,709,183
 Dividends and/or
 distributions reinvested             95,545        1,033,564         88,040          933,942
 Redeemed                           (658,419)      (7,093,498)      (771,253)      (8,201,649)
                                   -----------------------------------------------------------
 Net increase                        707,177      $ 7,709,022        514,959      $ 5,441,476
                                   ===========================================================

----------------------------------------------------------------------------------------------
 CLASS B
 Sold                              1,202,397      $13,034,772        774,341      $ 8,230,429
 Dividends and/or
 distributions reinvested             78,885          854,215         77,156          819,271
 Redeemed                           (883,955)      (9,531,722)      (667,203)      (7,060,384)
                                   -----------------------------------------------------------
 Net increase                        397,327      $ 4,357,265        184,294      $ 1,989,316
                                   ===========================================================

----------------------------------------------------------------------------------------------
 CLASS C
 Sold                                553,069      $ 5,993,189        335,717      $ 3,577,965
 Dividends and/or
 distributions reinvested             19,189          207,721         17,312          183,702
 Redeemed                           (211,598)      (2,279,069)      (250,869)      (2,655,822)
                                   -----------------------------------------------------------
 Net increase                        360,660      $ 3,921,841        102,160      $ 1,105,845
                                   ===========================================================

================================================================================
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2002, were $41,198,714 and $24,138,266, respectively.

As of July 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $97,350,452 was composed of:

                     Gross unrealized appreciation   $6,605,452
                     Gross unrealized depreciation     (617,900)
                                                     -----------
                     Net unrealized appreciation     $5,987,552
                                                     ===========

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.


                    25 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume certain Fund expenses. The Manager can withdraw the voluntary waiver at any time. The foregoing waiver is voluntary and may be terminated by the Manager at any time. The Fund's management fee for the year ended July 31, 2002 was an annualized rate of 0.60%.
--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $22.50 per account fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                            AGGREGATE          CLASS A       CONCESSIONS       CONCESSIONS       CONCESSIONS
                            FRONT-END        FRONT-END        ON CLASS A        ON CLASS B        ON CLASS C
                        SALES CHARGES    SALES CHARGES            SHARES            SHARES            SHARES
YEAR                       ON CLASS A      RETAINED BY       ADVANCED BY       ADVANCED BY       ADVANCED BY
ENDED                          SHARES      DISTRIBUTOR    DISTRIBUTOR(1)    DISTRIBUTOR(1)    DISTRIBUTOR(1)
-------------------------------------------------------------------------------------------------------------
July 31, 2002                $159,960          $31,877              $280          $413,775           $49,579

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                              CLASS A          CLASS B           CLASS C
                           CONTINGENT       CONTINGENT        CONTINGENT
                             DEFERRED         DEFERRED          DEFERRED
                        SALES CHARGES    SALES CHARGES     SALES CHARGES
YEAR                      RETAINED BY      RETAINED BY       RETAINED BY
ENDED                     DISTRIBUTOR      DISTRIBUTOR       DISTRIBUTOR
-------------------------------------------------------------------------
July 31, 2002                     $--         $150,338            $3,776


                    26 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended July 31, 2002 , payments under the Class A Plan totaled $60,527, all of which were paid by the Distributor to recipients, and included $1,478 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.15% per year under each plan.

Distribution fees paid to the Distributor for the year ended July 31, 2002, were as follows:

                                                                             DISTRIBUTOR'S
                                                           DISTRIBUTOR'S         AGGREGATE
                                                               AGGREGATE      UNREIMBURSED
                                                            UNREIMBURSED     EXPENSES AS %
                   TOTAL PAYMENTS      AMOUNT RETAINED          EXPENSES     OF NET ASSETS
                       UNDER PLAN       BY DISTRIBUTOR        UNDER PLAN          OF CLASS
-------------------------------------------------------------------------------------------
Class B Plan             $372,492             $324,574        $1,512,203              3.45%
Class C Plan               88,383               33,443           185,930              1.47


================================================================================
5. FUTURES CONTRACTS
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
   The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.



                    27 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
5. FUTURES CONTRACTS Continued
   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

================================================================================
6. ILLIQUID SECURITIES
 As of July 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of July 31, 2002 was $5,989,289, which represents 5.77% of the Fund's net assets.

================================================================================
7. BANK BORROWINGS
 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
   The Fund had no borrowings outstanding during the year ended or at July 31, 2002.


                    28 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER NEW JERSEY MUNICIPAL FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer New Jersey Municipal Fund, including the statement of investments, as of July 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New Jersey Municipal Fund as of July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Denver, Colorado
August 21, 2002



                    29 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION  Unaudited

================================================================================
In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                    30 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS

================================================================================
 TRUSTEES AND OFFICERS  Leon Levy, Chairman of the Board of Trustees
                        Donald W. Spiro, Vice Chairman of the Board of Trustees John V. Murphy, President and Trustee
                        Robert G. Galli, Trustee
                        Phillip A. Griffiths, Trustee
                        Benjamin Lipstein, Trustee
                        Elizabeth B. Moynihan, Trustee
                        Kenneth A. Randall, Trustee
                        Edward V. Regan, Trustee
                        Russell S. Reynolds, Jr., Trustee
                        Clayton K. Yeutter, Trustee
                        Ronald H. Fielding, Vice President
                        Robert G. Zack, Secretary
                        Brian W. Wixted, Treasurer
                        Katherine P. Feld, Assistant Secretary
                        Kathleen T. Ives, Assistant Secretary
                        Denis R. Molleur, Assistant Secretary

================================================================================

NAME, ADDRESS,(1) AGE,
POSITION(S) HELD WITH FUND          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER
AND LENGTH OF TIME SERVED(2)        TRUSTEESHIPS/DIRECTORSHIPS HELD BY TRUSTEE

TRUSTEES

LEON LEVY, Chairman of the          General Partner (since 1982) of Odyssey Partners, L.P. (investment partnership) and Chairman of
Board of Trustees (since 1999)      the Board (since 1981) of Avatar Holdings, Inc. (real estate development).
Age: 76

DONALD W. SPIRO, Vice               Chairman Emeritus (since January 1991) of the Manager. Formerly a director (January 1969-August
Chairman of the Board of            1999) of the Manager.
Trustees (since 1999)
Age: 76

ROBERT G. GALLI, Trustee            A trustee or director of other Oppenheimer funds. Formerly Vice Chairman (October 1995-December
(since 1999)                        1997) of the Manager.
Age: 68

PHILLIP A. GRIFFITHS, Trustee       The Director (since 1991) of the Institute for Advanced Study, Princeton, N.J., director (since
(since 1999)                        2001) of GSI Lumonics and a member of the National Academy of Sciences (since 1979); formerly
Age: 63                             (in descending chronological order) a director of Bankers Trust Corporation, Provost and
                                    Professor of Mathematics at Duke University, a director of Research Triangle Institute,
                                    Raleigh, N.C., and a Professor of Mathematics at Harvard University.

BENJAMIN LIPSTEIN, Trustee          Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York
(since 1999)                        University.
Age: 79



1. The address of each Trustee and Officer is 6803 S. Tucson Way, Centennial, CO 80112-3924, except the address for the following officers is 498 Seventh Avenue, New York, NY 10018; Messrs. Zack and Molleur, and Ms. Feld.
2. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.



                    31 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS  Continued

ELIZABETH B. MOYNIHAN, Trustee      Author and architectural historian; a trustee of the Freer Gallery of Art and Arthur M. Sackler
(since 1999)                        Gallery (Smithsonian Institute), Trustees Council of the National Building Museum; a member of
Age: 72                             the Trustees Council, Preservation League of New York State.

KENNETH A. RANDALL, Trustee         A director of Dominion Resources, Inc. (electric utility holding company) and Prime Retail, Inc.
(since 1999)                        (real estate investment trust); formerly a director of Dominion Energy, Inc. (electric power and
Age: 75                             oil & gas producer), President and Chief Executive Officer of The Conference Board, Inc.
                                    (international economic and business research) and a director of Lumbermens Mutual Casualty
                                    Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance
                                    Company.

EDWARD V. REGAN, Trustee            President, Baruch College, CUNY; a director of RBAsset (real estate manager); a director of
(since 1999)                        OffitBank; formerly Trustee, Financial Accounting Foundation (FASB and GASB), Senior Fellow of
Age: 72                             Jerome Levy Economics Institute, Bard College, Chairman of Municipal Assistance Corporation for
                                    the City of New York, New York State Comptroller and Trustee of New York State and Local
                                    Retirement Fund.

RUSSELL S. REYNOLDS, JR., Trustee   Chairman (since 1993) of The Directorship Search Group, Inc. (corporate governance consulting
(since 1999)                        and executive recruiting); a life trustee of International House (non-profit educational
Age: 70                             organization), and a trustee (since 1996) of the Greenwich Historical Society.

CLAYTON K. YEUTTER, Trustee         Of Counsel (since 1993), Hogan & Hartson (a law firm). Other directorships: Caterpillar, Inc.
(since 1999)                        (since 1993) and Weyerhaeuser Co. (since 1999).
Age: 71

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE AND OFFICER

JOHN V. MURPHY,(3,4)                Chairman, Chief Executive Officer and director (since June 2001) and President (since September
President and Trustee               2000) of the Manager; President and a director or trustee of other Oppenheimer funds; President
(since October 2001)                and a director (since July 2001) of Oppenheimer Acquisition Corp. (the Manager's parent holding
Age: 53                             company) and of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                                    Manager); a director (since November 2001) of OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Chairman and a director (since July 2001) of Shareholder Services, Inc. and of
                                    Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager:
                                    OFI Institutional Asset Management, Inc. and Centennial Asset Management Corporation (since
                                    November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc.
                                    (since July 2001); President (since November 1, 2001) and a director (since July 2001) of
                                    Oppenheimer Real Asset Management, Inc.; a director (since November 2001) of Trinity Investment
                                    Management Corp. and Tremont Advisers, Inc. (Investment advisory affiliates of the Manager);
                                    Executive Vice President (since February 1997) of Massachusetts Mutual Life Insurance Company
                                    (the Manager's parent company); a director (since June 1995) of DBL Acquisition Corporation;
                                    formerly, Chief Operating


3. The address of Mr. Murphy is 498 Seventh Avenue, New York, NY 10018.
4. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.



                    32 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

JOHN V. MURPHY,                     Officer (September 2000-June 2001) of the Manager; President and trustee (November 1999-November
Continued                           2001) of MML Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life Insurance Company; President,
                                    Chief Executive Officer and director (September 1999-August 2000) of MML Bay State Life
                                    Insurance Company; a director (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia Saving
                                    Bank (a wholly-owned subsidiary of Emerald Isle Bancorp).

====================================================================================================================================
OFFICERS

RONALD H. FIELDING, Vice President  Senior Vice President (since January 1996) of the Manager; Chairman of the Rochester Division
(since 2002)                        of the Manager (since January 1996); an officer of 5 portfolios in the OppenheimerFunds
Age: 53                             complex; prior to joining the Manager in January 1996, he was President and a director of
                                    Rochester Capital Advisors, Inc. (1993 - 1995), the Fund's prior investment advisor, and of
                                    Rochester Fund Services, Inc. (1986 - 1995), the Fund's prior distributor; President and a trustee of Limited Term New York Municipal Fund (1991 - 1995), Oppenheimer Convertible
                                    Securities Fund (1986 - 1995) and Rochester Fund Municipals (1986 - 1995); President and a
                                    director of Rochester Tax Managed Fund, Inc. (1982 - 1995) and of Fielding Management Company,
                                    Inc. (1982 - 1995), an investment advisor.

BRIAN W. WIXTED,                    Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since March
Treasurer (since 1999)              1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real
Age: 42                             Asset Management Corporation, Shareholder Financial Services, Inc., Oppenheimer Partnership
                                    Holdings, Inc., OFI Private Investments, Inc. (since March 2000), OppenheimerFunds
                                    International Ltd. and Oppenheimer Millennium Funds plc (since May 2000) and OFI Institutional
                                    Asset Management, Inc. (since November 2000) (offshore fund management subsidiaries of the
                                    Manager); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer Trust Company
                                    (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999) of
                                    Oppenheimer Acquisition Corp. and OppenheimerFunds Legacy Program (since April 2000); formerly
                                    Principal and Chief Operating Officer (March 1995-March 1999), Bankers Trust Company-Mutual
                                    Fund Services Division. An officer of 89 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK, Secretary           Senior Vice President (since May 1985) and General Counsel (since February 2002) of the
(since 2001)                        Manager; General Counsel and a director (since November 2001) of OppenheimerFunds Distributor,
Age: 54                             Inc.; Senior Vice President and General Counsel (since November 2001) of HarbourView Asset
                                    Management Corporation; Vice President and a director (since November 2000) of Oppenheimer
                                    Partnership Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                                    November 2001) of Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private
                                    Investments, Inc., Oppenheimer Trust Company and OFI Institutional Asset Management, Inc.;
                                    General Counsel (since November 2001) of Centennial Asset Management Corporation; a director
                                    (since November 2001) of Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a
                                    director (since November 2001) of OppenheimerFunds International Ltd.; Vice President (since
                                    November 2001) of OppenheimerFunds Legacy Program; Secretary (since November 2001) of
                                    Oppenheimer Acquisition Corp.; formerly Acting General Counsel (November 2001-February 2002)
                                    and Associate General Counsel (May 1981-October 2001) of the Manager; Assistant Secretary of
                                    Shareholder Services, Inc. (May 1985-November 2001), Shareholder Financial Services, Inc.
                                    (November 1989-November 2001); OppenheimerFunds International Ltd. and Oppenheimer



                    33 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS  Continued

ROBERT G. ZACK,                     Millennium Funds plc (October 1997-November 2001). An officer of 89 portfolios in the
Continued                           OppenheimerFunds complex.

KATHERINE P. FELD, Assistant        Vice President and Senior Counsel (since July 1999) of the Manager; Vice President (since June
Secretary (since 2001)              1990) of OppenheimerFunds Distributor, Inc.; Director, Vice President and Secretary (since June
Age: 44                             1999) of Centennial Asset Management Corporation; Vice President (since 1997) of Oppenheimer
                                    Real Asset Management, Inc.; formerly Vice President and Associate Counsel of the Manager (June
                                    1990-July 1999). An officer of 85 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES, Assistant         Vice President and Assistant Counsel (since June 1998) of the Manager; Vice President (since
Secretary (since 2001)              1999) of OppenheimerFunds Distributor, Inc.; Vice President and Assistant Secretary (since
Age: 36                             1999) of Shareholder Services, Inc.; Assistant Secretary (since December 2001) of
                                    OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.; formerly Assistant
                                    Vice President and Assistant Counsel of the Manager (August 1997-June 1998); Assistant Counsel
                                    of the Manager (August 1994-August 1997). An officer of 85 portfolios in the OppenheimerFunds complex.

DENIS R. MOLLEUR, Assistant         Vice President and Senior Counsel of the Manager (since July 1999); formerly a Vice President
Secretary (since 2001)              and Associate Counsel of the Manager (September 1995-July 1999). An officer of 82 portfolios in
Age: 44                             the OppenheimerFunds complex.


THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.

Each Trustee is a Trustee, Director or Managing General Partner of 31 other portfolios in the OppenheimerFunds complex, except as follows: Mr. Galli (41 portfolios) and Mr. Murphy (67 portfolios).



INVESTMENT ADVISOR        OppenheimerFunds, Inc.

===================================================================================================
DISTRIBUTOR               OppenheimerFunds Distributor, Inc.

===================================================================================================
TRANSFER AND SHAREHOLDER  OppenheimerFunds Services
SERVICING AGENT

===================================================================================================
INDEPENDENT AUDITORS      KPMG LLP

===================================================================================================
LEGAL COUNSEL             Mayer Brown Rowe & Maw

                          OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC.,
                          498 SEVENTH AVENUE, NEW YORK, NY 10018.
                          [copyright]Copyright 2002 OppenheimerFunds, Inc.  All rights reserved.


                    34 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

1.800.CALL OPP PHONELINK

Call 1.800.CALL OPP (1.800.225.5677) for answers to many of your questions. Our automated speech recognition system provides you access to all the information and services you need.

WITH PHONELINK YOU CAN:

   o Obtain account balances, share price (NAV) and dividends paid

   o Verify your most recent transactions

   o Buy, redeem or exchange mutual fund shares

   o Create custom lists of your accounts, funds or market indices

   o Order duplicate statements or Form 1099 DIV

   o Obtain market data (closing market information for Dow Jones Industrial Average, Nasdaq Composite and S&P 500 Index)

   o Speak to a Customer Service Representative(1) by saying "Agent" when prompted

   o And more!



QUICK LIST OF PHONELINK COMMANDS

SAY                                         TO:

[ACCOUNT # OR SOCIAL SECURITY # + PIN]      Get dollar and share balances, NAVs,
                                            transaction history or request transactions

[FUND NAME, SHARE CLASS]                    Get current price/dividend information

BALANCE                                     Hear your balance/list of accounts

HISTORY                                     Hear your most recent transactions

PURCHASE OR BUY                             Buy shares

EXCHANGE                                    Exchange shares

LIQUIDATION OR REDEMPTION                   Sell shares

DOW JONES OR MARKET INDICES                 Hear closing market information
                                            (Dow Jones Industrial Average, Nasdaq
                                            Composite and S&P 500)

CUSTOM LIST                                 Create, play or edit custom list of your
                                            accounts, funds or market indices


1. You may speak to a Customer Service Representative during normal business hours.


                    35 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

PRIVACY POLICY NOTICE

AS AN OPPENHEIMER FUND SHAREHOLDER, YOU ARE ENTITLED TO KNOW HOW WE PROTECT YOUR PERSONAL INFORMATION AND HOW WE LIMIT ITS DISCLOSURE.

INFORMATION SOURCES

We obtain nonpublic personal information about our shareholders from the following sources:
o Applications or other forms
o When you create a user ID and password for online account access
o When you enroll in eDocs Direct
o Your transactions with us, our affiliates or others
o A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you.

We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

PROTECTION OF INFORMATION

We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

DISCLOSURE OF INFORMATION

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

RIGHT OF REFUSAL

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

SECURITY

In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:
o Account access
o Create a user ID and profile
o User profile
o eDocs Direct, our electronic document delivery service


                    36 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com.

EMAILS AND ENCRYPTION

As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com for assistance.

o All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.

o Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

o You can exit the secure area by either closing your browser, or for added security, you can use the LOG OUT OF ACCOUNT AREA button before you close your browser.

OTHER SECURITY MEASURES

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

HOW YOU CAN HELP

You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

--------------------------------------------------------------------------------
This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 402(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the CONTACT US section of our website at WWW.OPPENHEIMERFUNDS.COM or call us at 1.800.CALL OPP (1.800.225.5677).


                    37 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

INFORMATION AND SERVICES

GET THIS REPORT ONLINE!

With OppenheimerFunds EDOCS DIRECT, you'll receive email notification when shareholder reports, prospectuses or pros-pectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll be able to quickly view, download and print them at your convenience.
Sign up today at WWW.OPPENHEIMERFUNDS.COM.

--------------------------------------------------------------------------------
INTERNET
24-hr access to account information and transactions(1)
WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8am-9pm ET, Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
PHONELINK(1)
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
TICKER SYMBOLS    Class A: ONJAX  Class B: ONJBX  Class C: ONJCX
--------------------------------------------------------------------------------

1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


[LOGO OMITTED]
OPPENHEIMERFUNDS[REGISTRATION MARK]
Distributor, Inc.

RA0395.001.0702  September 27, 2002